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                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549



                                    FORM 8-K



                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



         Date of report (Date of earliest event reported) June 2, 1999



                                CASE CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)




                                    Delaware
                 (State or Other Jurisdiction of Incorporation)



               1-13098                           76-0433811
       (Commission File Number)      (I.R.S. Employer Identification No.)




       700 State Street, Racine, Wisconsin                 53404
     (Address of Principal Executive Offices)           (Zip Code)




                                 (414) 636-6011
              (Registrant's Telephone Number, Including Area Code)



         (Former Name or Former Address, If Changed Since Last Report)


                               Page 1 of 7 Pages

                           (Exhibit Index at Page 5)
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Item 5. Other Events

     The press release of registrant dated June 2, 1999, filed as Exhibit 99 hereto and disclosing the registrant's call for redemption of all of its Series A Cumulative Convertible Preferred Stock issued and outstanding on July 6, 1999.

                                       2
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Item 7. Financial Statements and Exhibits

     (c) Exhibits

          Exhibit No.                         Exhibit
          -----------                         -------
              99             Press release of registrant dated June 2, 1999.

                                       3
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                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 CASE CORPORATION



                                 By:   /s/  Kevin J. Hallagan
                                       ----------------------------
                                            Kevin J. Hallagan

                                            Associate General Counsel and
                                                 Assistant Secretary



June 3, 1999

                                       4

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                                 EXHIBIT INDEX


Exhibit No.                         Description                            Page
-----------                         -----------                            ----

    99         Press release dated June 2, 1999 of Case Corporation.        6

                                       5